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On July 1, 2024, Enhabit, Inc. (the “Company”) posted the following presentation to the Investor Relations section of the Company’s website. The materials are available at https://investors.ehab.com.

enhabit
Home Health & Hospice



Successfully Stabilized Business and on the Right Path to Unlock Shareholder Value

July 1, 2024

Forward-Looking Statements

Statements contained in this presentation which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking information speaks only as of the date hereof, and Enhabit undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from our present expectations include, but are not limited to, our ability to execute on our strategic plans, regulatory and other developments impacting the markets for our services, changes in reimbursement rates, general economic conditions, changes in the episodic versus non-episodic mix of our payers, the case mix of our patients, and payment methodologies, our ability to attract and retain key management personnel and health care professionals, potential disruptions or breaches of our or our vendors', payors', and other contract counterparties' information systems, the outcome of litigation, our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures, our ability to successfully integrate technology in our operations, our ability to control costs, particularly labor and employee benefit costs, and impacts resulting from the announcement of the conclusion of the strategic review process. Additional information regarding risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this presentation are described in reports filed with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, copies of which are available on the Company's website at http://investors.ehab.com and free of charge through the website maintained by the SEC at www.sec.gov. We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this presentation.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and other documents with the SEC in connection with its solicitation of proxies from the Company's stockholders for the Company's 2024 annual meeting of stockholders. THE COMPANY'S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING **YELLOW** PROXY CARD, AND ALL OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying **YELLOW** proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge by clicking the "SEC Filings" link in the "Investors" section of the Company's website, http://investors.ehab.com, or by contacting InvestorRelations@ehab.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC

What This Contest is About: The Best Path Forward

We and AREX agree that the only thing that matters now is setting the Company on a path that will unlock Enhabit's substantial value for all stockholders

Contents



Executive Summary

Executive Summary

Recent Performance Demonstrates Operational Improvements Despite Headwinds

- Enhabit has faced industry-wide and company-specific headwinds since the time of the separation (July 1, 2022) that have disproportionately impacted Enhabit relative to most peers
- Initiatives designed to remediate headwinds have demonstrated results over the past two quarters: reaffirmed 2024 revenue and adj. EBITDA guidance, with two consecutive quarters (Q4 ’23 & Q1 ’24) beating consensus adj. EBITDA
- Home Health admissions up 5.3% y/y in Q1 ’24 with percentage of revenue from Medicare in line with closest peer and 38% of non-Medicare visits in payor contracts with improved rates
- Hospice recorded sequential census increases each month from January to May with Hospice admissions increasing 5.6% q/q in Q1 ’24

Our Proposed Board is Specifically Designed to Possess Relevant Industry and Public Company Oversight Expertise

- Proposed Board has a combination of skills and experience that was specifically designed to provide the most relevant guidance to management in its execution of strategy as well as oversee the management and operation of a public company.
- Proposed Board has directors with specific and deep experience related to key business drivers, as well as directors with finance, human capital management, governance, and IT and cyber experience necessary to function properly as the board of a public company
- Five independent proposed directors joined the Board at the time of the separation (July 1, 2022) and two joined in March 2023 pursuant to a cooperation agreement with two stockholders. As a result, seven of eight independent director nominees have a tenure of two years or less

Board Has Taken Actions in Light of the Challenges Faced by Enhabit Since the Separation

- Provided oversight and guidance for advancement of payor innovation strategy
- Formed a special technology committee to redefine go-forward IT infrastructure and data / analytics strategy
- 26 finance committee and audit committee meetings to support the enhancement of our finance organization
- Following the urging of AREX, the Board ran a comprehensive strategic review process that lasted nine months and engaged 38 potential counterparties. Having received no formal proposals, the Board unanimously determined to conclude the strategic review, but remains open to considering all potential paths to enhance stockholder value

AREX’s Proposal to Take Control of the Board Threatens to Destroy Shareholder Value

- AREX’s demand for control of Enhabit’s Board will jeopardize the stability that has been achieved by the Company and the continued progress going forward
- AREX's slate recruitment appears to prioritize putting forth nominees who can claim nexus to Home Health and Hospice, including for short periods of time and with low levels of management authority
- AREX’s selection of its slate, intention to institute a “Transformation Committee” that presumably would function as a shadow management team, and cursory plan reflect its lack of understanding of our issues



Introduction to Enhabit

Enhabit Overview

We are a leading provider of home health and hospice services that strives to provide **superior, cost-effective care where patients prefer it: in their homes**

For over 20 years, we've provided care with **high-quality outcomes** becoming a **trusted partner** of health systems, payors and other risk-bearing entities

We operate nationally across 34 states with **10,800+ employees**

We foster an **award-winning culture** that is a strategic advantage in attracting and retaining talent and a main contributor to our continued success

255
Home Health Locations(1)

112
Hospice Locations(1)

107
hospice locations co-located with home health locations(1)

10
states where we are #1 or #2 in home health(2)

~66%
of total Medicare home health spend occurs in states in which we operate(2)

Home Health

210,330
Total Admissions(3)

$848 million
Total Revenue(3)

Hospice

3,408
Average Daily Census(3)

$196 million
Total Revenue(3)

(1) As of March 31, 2024.
(2) Based on 2022 Home Health Medicare revenues.
(3) Trailing 12 months through March 31, 2024.

Home Health Industry Overview

Home Health

- Home health provides **skilled medical care** by a medical professional, such as a registered nurse or physical therapist **in the home** instead of a hospital or doctor's office. Home health care is usually less expensive, and more convenient, and effective home healthcare is designed to keep patients out of the hospital
- **Home health services** include skilled nursing care, physical therapy, occupational therapy, speech-language pathology services, and home health aide
- Patient must meet certain **eligibility criteria**:
  - Patient must be confined to the home
  - Provided on intermittent basis - less than seven days a week or less than eight hours a day over a period of no more than 21 days
  - Prescribed by a physician under a home health plan of care
  - Provided by a Medicare-certified home health agency
- Home health providers receive **payment for services** from the federal government (primarily under the Medicare program), managed care plans and private insurers, and, to a considerably lesser degree, state governments (under their respective Medicaid or similar programs), as well as directly from patients
- A substantial portion of **home health revenue** is derived from **Medicare** (Original Medicare - Part A) and **Medicare Advantage** (Part C)

	Beneficiary / Insured Fees	Home Health Service Provider Revenue
Medicare	Fee-for-service health plan. The insured pays a deductible and coinsurance amount for each service	Fee-for-service payment rates are established annually by the federal government. Medicare pays the provider
Medicare Advantage	Insured chooses from numerous plans offering varying out-of-pocket costs, premiums, and service bundles	Medicare pays a set monthly amount for each beneficiary directly to the private insurer. The provider and private insurer negotiate payment rates for the services. The private insurer makes profit when the cost of services provided to its members is less than what it receives from Medicare

Total Medicare Advantage Enrollment (% of eligible Medicare beneficiaries), 2008-2023



*At time of the separation, CMS estimated that 51% of Medicare beneficiaries would choose Medicare Advantage by **2030**[1]; however, Medicare Advantage passed 50% in **2023***
22%
29%
37%
51%
2008
2013
2018
2023

Source: KFF analysis of CMS Medicare Advantage Enrollment Files, 2010-2023. (1) Centers for Medicare & Medicaid Services, Medicare Trustees' Report Nov 2021.

Hospice Industry Overview

Hospice

- Hospice care focuses on providing **pain and symptom management** for terminally ill patients and support for the family
- **Hospice services** include physician, nurse and medical services, certified home care aid, social worker and volunteer services, durable medical equipment, medical supplies, medications for pain and symptom management, physical and occupational therapy, speech-language pathology services, chaplain and spiritual and grief counseling
- Hospice care is provided at home, in a nursing home, senior living facility, or inpatient hospice care facility
- Patient must meet certain **eligibility criteria**:
  - Two physicians must certify the patient is terminally ill – a six-month or less life expectancy
  - Patient must accept hospice care and waive any rights to other curative benefits for the illness
  - Provided by a Medicare certified agency
- Substantially all **hospice revenue** is derived from **Medicare** (Original Medicare - Part A). Medicare covers hospice even if the patient has a Medicare Advantage plan

	Beneficiary / Insured Fees	Hospice Service Provider Revenue
Medicare	Medicare covers 100% of hospice costs; no copay or deductible for the beneficiary	Payment rates are established annually by the federal government. Medicare pays the provider

Care Settings



Patient’s Home

Hospice Facilities

Assisted Living Facilities

Other Facilities

Nursing Home

Attractive Industry Tailwinds

Demographic Trends and Our Ability to Deliver Cost-Effective, High Quality Care Supports Long-term Growth

Aging Population

Number of people age 65 or older, by age group (millions)



90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
~5% expected growth in target population over the next three years[2]
We are here
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040
65 to 74
75 to 84
85 to 94
95 or Older

Avg. age of our patients

Home Health = 76 | **Hospice = 81**

77% of those age 50 and over want to stay in their residence as they age[3]

Cost Efficiency of Home Health Care[1]

Post-Acute Service Sector	Annual Medicare Spending	Average Medicare Cost Per Day
Skilled Nursing Facilities (SNF)	$28.5 billion	$485
Hospice	$23.1 billion	$172
Home Health[2]	$16.9 billion	$49

10x lower cost than other care settings

Large and Growing Addressable Markets[4]

~$41bn
2028 Medicare skilled home health expenditures

~$32bn
2028 Medicare hospice expenditures

(1) MedPAC Report to Congress as of March 2021 and March 2023.
(2) Calculated based on 60 days per home health episode.
(3) AARP 2021 survey.
(4) Centers for Medicare & Medicaid Services, Medicare Trustees' Report Nov 2021.

Challenging Industry and Market Dynamics Since the Separation from Encompass (July 1, 2022)

	Impact on Enhabit	Commentary
Medicare Advantage Beneficiary Growth	**Accelerating trend of individuals shifting from Medicare Fee-For-Service to Medicare Advantage resulted in lower reimbursement**	• At the time of the spin-off, enrollment in Medicare Advantage was expected to reach 50% by 2030; instead, Medicare Advantage enrollment exceeded 50% **by 2023**[1] • Enhabit's initial post-separation business mix tilted more heavily toward Medicare than peers, resulting in greater exposure to Medicare Advantage shift
Inflationary Wage Trends & Labor Market Shortage	**Heightened inflation and staffing constraints limited growth and increased Enhabit's cost per visit**	• COVID-19 disrupted labor force and required substantial reorganization to better meet the needs and preferences of our employees • At the time of the separation, labor costs were increasing by high single digits YoY, driven by challenging staffing environment requiring heightened use of contract labor
Challenging CMS Rate Environment	**Negative changes to home health reimbursement further impacted profitability**	• Days before the separation, Centers for Medicare & Medicaid Services (CMS) proposed a rule to decrease by ~4% the reimbursement rates for Medicare home health services in 2023; home health peers share price declined by ~11% following the announcement[2] • CMS included permanent rate adjustments in 2023 and 2024 that invalidated much of the market basket increases, resulting in home health reimbursement rates insufficient to cover the increasing cost of labor during higher-than-normal inflationary periods
Interest Rates	**Increasing interest rates have limited Enhabit's ability to be acquisitive and increased the overall cost of debt**	• From the beginning of 2022 through the time of the separation, interest rates increased by 1.4%, substantially increasing cost of capital and constraining cash flow[3] • Since the separation, rates have increased by an additional 1.5%, placing added constraints on the Company's ability to pursue M&A[4]

(1) KFF: Medicare Advantage in 2023: Enrollment Update and Key Trends (Aug. 9, 2023). (2) Represents median stock price decline of Amedisys, Aveanna and Addus on the day after CMS's announcement on June 17, 2022. (3) Based on change in the 10 Year treasury rate from January 1, 2022 through July 1, 2022. (4) Based on change in 10 Year treasury rate from July 1, 2022 through June 28, 2024.

Enhabit's Medicare Fee-For-Service Faced Additional Idiosyncratic Headwinds

	Encompass Referral Approach	Payor Contracting in Medicare Advantage
Problem	Enhabit's home health business benefits from a diversity of referral sources. Historically, we received a significant portion of our referrals through clinical collaboration with Encompass Shortly after the separation, Encompass updated its entire referral process which was a significant change from Enhabit's prior eight-year clinical collaboration experience with Encompass	At time of the separation, Enhabit had limited relationships with payors in the Medicare Advantage space Referral sources needing to service a mix of Medicare and Medicare Advantage patients were seeking providers that would take all patients
Impact on Enhabit	Negatively impacted referral patterns to Enhabit given our focus on hospital readmissions as the primary measure of quality CMS's final rules setting home health reimbursement rates for 2023 and 2024 further constrained profitability given the rising cost of providing care	The Medicare Advantage contracts Enhabit inherited had payment terms with substantial discounts to Medicare (35-40%)
Remediation Strategy	Invested in local relationships to enhance our ability to capture Medicare FFS referrals	Initiated a payor innovation strategy which centered around negotiating Medicare Advantage contracts with existing and new payors at better rates, which can take 12-18 months to negotiate

Industry Dynamics Have Impacted Enhabit and its Closest Peers Differently



enhabit
Home Health & Hospice
Hospice
19%
2023
Revenue
Home Health
81%
$125-140mm
$98mm
Initial 2023 EBITDA Guidance
Actual 2023 EBITDA



amedisys
Home Health
63%
Hospice
36%
2023
Revenue
High Acuity Care
1%
$230-240mm
$247mm
Initial 2023 EBITDA Guidance
Actual 2023 EBITDA



vitalcaring group 1
Care & Other
13%
Pediatric
8%
Hospice
13%
2023
Revenue1
Home Health
66%
VitalCaring missed internal budget estimates for Q1-Q3 2023 EBITDA by 53%
$ 13 mm
$ 6 mm
Initial Q1-Q3 2023 EBITDA Budget
Actual Q1-Q3 2023 EBITDA

- ***Amedisys had previously established Medicare Advantage relationships to support referrals which insulated them from the headwinds that drove Enhabit's decline in Medicare home health admissions***
- ***VitalCaring was founded by Enhabit's founder and former CEO***

Source: SEC filings and Bloomberg
Note: Amedisys' 2023 revenue is pro forma for the divestiture of its personal care business; Pennant is less relevant for comparison because of its senior living services
(1) Based on publicly available information released in legal proceedings in 2023.

Timeline of Key Events Prior to Separation

Dec. 9, 2020

Encompass Health Corporation explores strategic alternatives for home health and hospice segment

- Range of options under consideration, included full or partial separation of the home health and hospice business through an IPO, separation, merger, sale or other transaction

Jan. 19, 2022

Encompass announces plan to separate home health and hospice

Jun. 7, 2022

Encompass provides FY2022 guidance for Enhabit

- Guidance assumes substantial improvement in the second half of the year

Jun. 9, 2022

Enhabit Investor Roadshow Presentation

Jun. 17, 2022

CMS CY 2023 Home Health Proposed Rule

- Proposed rule to cut CY2023 Medicare home health rates by ~4%; home health peers share price declined by ~11% following the announcement[1]

Jul. 1, 2022

Encompass completes separation of Enhabit

- New directors join Enhabit Board on the date of the separation

Source: Press releases and filings
(1) Represents median stock price decline of Amedisys, Aveanna and Addus on the day after CMS's announcement on 17 June, 2022.

Timeline of Key Events After Separation

Aug. 1, 2022

Enhabit reports Q2 2022 earnings with share price reaction of (18.2)%

- Enhabit's initial FY2022 guidance is lower than Encompass' guidance, reflecting the realities of a more challenging operating environment

Nov. 2022

Conversations began with Cruiser Capital & Harbour Point regarding potential board nominees

Mar. 30, 2023

Enhabit announces agreement with Cruiser Capital and Harbour Point regarding Board appointments

- Enhabit appoints Stuart McGuigan and Barry Schochet to Board of Directors

May 5, 2023

AREX sends private letter to Enhabit Board

- Five weeks after Cruiser/Harbour Point settlement, AREX demands a sale of the Company

Aug. 23, 2023

Enhabit confirms launch of strategic review through press release

Sep. 29, 2023

Company enters into a Limited Waiver with Wells Fargo

- Proactive balance sheet management to ensure company retained appropriate financial flexibility amidst challenging operating environment

Mar. 6, 2024

Announces Q4 2023 Earnings

- Company beat adj. EBITDA consensus estimates – stock price increases 22.1%

Mar. 22, 2024

AREX nominates directors

- AREX nominates 7 directors as placeholder candidates in case the strategic review doesn't result in a sale of the Company

May 8, 2024

Announces Q1 2024 earnings

- 2nd consecutive quarter of beating adj. EBITDA consensus estimates
- Announces conclusion of strategic review – stock price decreases (14.5)% on May 9, 2024

May 9, 2024

AREX announces nomination of 7 director nominees to take control of Enhabit Board

Jun. 10, 2024

Enhabit files proxy materials and issues press release

- Provides update on go-forward strategic plan – stock price increases 4.5%

Stock Price Declined ~20% Post Separation Prior to Initial Earnings Call | Recent Stock Price Performance Reflects Operational Improvements

Enhabit Share Price Following Separation (July 1, 2022)



$25
$20
$15
$10
Share Price
20,000
15,000
10,000
5,000
0
Volume ('000)
Jul-2022
Aug-2022
Sep-2022
Oct-2022
Nov-2022
Dec-2022
July 1, 2022
At separation Close:
$22.74
August 1, 2022
Day Prior to Q2 '22 Earnings:
$17.97
August 2, 2022
Q2 '22 Earnings:
$14.70 (18.2)%
Following Q2 '22 earnings, Enhabit's stock reflected guidance appropriate for the current operating environment
$ 13.98
$ 13.16
Volume ('000)
Price
2022 Avg Stock Price Post Q2 2022 Earnings

Enhabit Share Price Since Q4 '23 Earnings (March 6, 2024)



$15
$10
$5
Share Price
20,000
15,000
10,000
5,000
0
Volume ('000)
Mar-2024
Apr-2024
May-2024
Jun-2024
March 7, 2024
Q4 '23 Earnings:
22.1%
Since Q4 '23 Earnings, Enhabit stock price is up 13.5% despite announcement of termination of strategic review during this period
May 9, 2024
Q1 '24 Earnings and Announcement of Termination of Strategic Review: (14.5%) despite positive operating results and guidance
June 10, 2024
Enhabit issues press release providing update on go-forward strategic plan: 4.5%
$8.92
Volume ('000)
Price

Source: Market data as of June 28, 2024

While We are Not Satisfied with Historical Performance, Recent Performance Reflects Business Turnaround

Since Immediately Prior To First Material Announcement as a Public Company (Q2 2022 Earnings on August 1, 2022)[1]


12.0 %
(18.8)%
(50.4)%
Enhabit
Proxy Peer Group
Russell 2000 Index

Since Immediately After Reporting Earnings from Q2 2022, a Period When Enhabit Was An Encompass Subsidiary (Q2 2022)[1]


12.1 %
(20.4)%
(39.3)%
Enhabit
Proxy Peer Group
Russell 2000 Index

Since Q4 2023 Earnings (March 6, 2024)[2]


13.5 %
(0.5)%
(12.1)%
Enhabit
Proxy Peer Group
Russell 2000 Index

Source: Market data as of June 28, 2024
Note: Proxy peer group performance represents average of proxy peers
(1) Company reported Q2 2022 earnings post market close on August 1, 2022. (2) Company reported Q4 2023 earnings post market close on March 6, 2024.

Please see Appendix for additional information regarding time period and peer group selection

Enhabit Has Repositioned its Business Along Key Operational Metrics Following Separation

		At Separation (Q2 '22)	Today (Q1 '24)	Commentary
Wage & Labor Inflation	Home Health Cost Per Visit / Δ YoY	$ 88 / 10.0 %	$ 90 / 2.3 %	• *At time of separation, company faced growing labor costs and staffing challenges* • *Today, fully eliminated high-cost contract labor in both home health and hospice segments* • *Cost Per Visit ~20% less than Amedisys*[1]
	Hospice Cost Per Patient Day / Δ YoY	$ 69 / 6.2 %	$ 79 / 2.6 %	
Total Home Health and Hospice Business Mix				• *Significant shift in payor mix driven by multiple factors since separation* • *Enhabit Medicare mix now roughly in-line with Amedisys*[2] • *Progress on Payor Innovation strategy creates strong platform for future*

79 %
14 %
7 %
1 %

67 %
23 %
9 %
1 %

Medicare | Medicare Advantage | Managed Care | Medicaid | Other

Source: Company filings and presentations.
Note: At separation metrics represent as of Q2 2022. Today metrics represent as of Q1 2024. YoY metric represents the year over year growth based on the current quarter and the previous year's quarter at each time period. (1) Cost per visit for Amedisys of $117.37 as of Q1 2024. (2) Medicare business mix as of Q1 2024 (71% Medicare).

Home Health | Hospice



Proven Value Proposition and Growth Strategy Driving Results

We Have Been Taking Decisive Actions to Stabilize the Business and Position for Profitable Growth

Home Health

- Leverage stabilization of Medicare as a relative % of home health revenue
- Leverage payor innovation strategy
  - Improve Medicare Advantage rates
  - Increase admissions
- Grow admissions through increased clinical staffing, ability to accept new payors, operational enhancements and utilization of analytics

Hospice

- Grow census through improved staffing capacity with case management model
- Gain operating leverage in hospice fixed cost structure by growing census
- Increase use of analytics to drive high-quality care
- Enhance efficiencies in referral to admission process

De Novos

- Open 10 de novo locations annually
- Ramp up staffing, referral and admission growth in de novo locations opened in 2023
- De novo strategy allows us to expand with low capital investment

People Strategy

- Continue to increase net full-time nursing and therapy headcount to support home health growth
- Focus on employee engagement to retain workforce

Stabilizing Medicare in Home Health

Enhabit's Home Health Medicare payor mix now roughly in-line with Amedisys

Growing Contribution from Non-Medicare Payors

Declining Medicare % of Total Home Health Revenue


78%
76%
75%
75%
73%
69%
66%
68%
63%
61%
68%
67%
65%
66%
65%
63%
63%
62%
62%
59%
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Enhabit
Amedisys

- Enhabit's Home Health business historically had a relatively high mix of Medicare business
- In 2022, enrollment in Medicare Advantage unexpectedly accelerated, putting Enhabit at a disadvantage
- Anticipate mix of business to be similar to industry going forward, which mitigates exaggerated effect of shift to Medicare Advantage
- Better Medicare Adantage contracts allow us to accept more patients, enhancing Enhabit's standing as a preferred provider to win Medicare business

Source: Company filings and presentations
Note: For basis of presentation, Enhabit figures are excluding private duty

Growing Our Payor Network

Increased Payor Innovation Contracts Admissions as a % of Total Admissions


It takes ~12-18 months to negotiate a new payor contract
80%
70%
60%
50%
40%
30%
20%
10%
0%
58 %
4%
54%
60 %
8%
53%
63 %
13%
51%
62 %
14%
48%
71 %
27%
44%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Traditional Medicare
Payor Innovation Contracts

Key Actions in our Payor Strategy

- Working closely with each sales team member to ensure that each "book of business" is optimized to maintain a profitable payor mix
- Training and retraining business development representatives to ensure they are appropriately messaging Medicare vs. Medicare Advantage
- Hiring changes and sales compensation plans with primary focus on driving our traditional Medicare business with Medicare Advantage growth
- Developing new payor relationships within appropriate patient mix

Source: Company filings and presentations

Driving Home Health Admissions

Early Proof Points Demonstrating Tangible Results of Our Strategy

Re-designed Business Development Strategy

Continued Progress in Payor Innovation Contracts Strategy

- Increased favorable payor contracts
- Negotiated 64 new contracts since separation
- Market share data – to re-develop sales book of business based on changing payor mix
- Aligning sales incentive compensation with desired payor mix
- Sales training on winning "preferred provider status" with the new and growing list of additional payor contracts to earn back FFS business

Utilizing Technology to Provide *A Better Way to Care*™ and Optimize Clinical Resources

- **Data Analytics including Medalogix Pulse** – Optimizes care to promote discharge to community without hospitalization
- **Virtual care** – More accessible and cost-effective care

Home Health Consolidated Admissions


YoY Growth
1.2%
3.2%
1.6%
3.9%
5.3%
53,943
50,975
50,523
52,007
56,825
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24

Source: Company filings and presentations

Improving Our Medicare Advantage Rate

38% of non-Medicare visits are now in payor innovation contracts at improved rates …

Visits from payor innovation contracts as a percentage of total non-Medicare visits:


Two national contracts: start dates of May 1, 2023 and January 1, 2024
6%
10%
19%
22%
38%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24

… driving steady increases in our non-Medicare revenue per visit

Non-Medicare revenue per visit:


$ 136
$ 140
$ 145
FY 22
FY 23
Q1 24

Our contracting strategy has enabled us to capture additional value from Medicare Advantage payors
Discount to Medicare now 0-25% (vs. 35-40% at the time of separation)

Source: Company filings and presentations

Increasing Hospice Census and Admissions

Enhancing our Hospice Operating Model …

2023	Case Management Staffing Model	• New staffing model in place as of Q3 of 2023
		  • Staffing constraints eliminated
		  • Recruitment and retention improvements

2024	Business Development	• Focus turns to building sales headcount (currently have year-over-year increase) • Increases our ability to continue to diversify referral sources • Using data from loss loyalty reports to strengthen referral source relationships
2024	Admissions Department	• Building efficiencies in the referral to admission process • Reallocated certain hospice resources to form centralized admission departments

… Leading to Tangible Results

Monthly Census Trend[1]


3,343
3,368
3,459
3,491
3,520
Jan 24
Feb 24
Mar 24
Apr 24
May 24

Revenue Growth (Δ Q2 2022 vs. Q1 2024)


2.9 %
enhabit
1.3 %
amedisys

Admissions Growth (Δ Q2 2022 vs. Q1 2024)


6.9 %
enhabit
(5.3)%
amedisys

Source: Company filings and presentations
(1) Census trends are based on hospice admissions. Census metric based on both admissions and length of stay, which are both drivers of hospice revenue.

De Novo Strategy Launched in 2022


Cumulative De Novos Opened Since 2022
1
3
4
8
5
10
2022
2023
2024
(As of April)

De Novo Growth

- *Accelerates top-line growth with a capital light model*
- *Continues to invest in attractive markets for overlap, scale and density*
- *Attractive financial profile with anticipated start-up costs of $250K to $350K, projected payback period within two years, and expectation of reaching run rate within three years*

Source: Company filings and presentations
Note: Chart represents cumulative de novo locations opened since 2022

Home Health   Hospice

Robust People Strategy

Enhabit's People Strategy ensures the attraction and retention of top performing talent, aligns compensation and incentive plans with the company's strategic priorities, and uses data analytics to promote employee accountability.

Talent Attraction

- Successful employer brand transition from Encompass to Enhabit
  - In Q1 2024, we experienced a 30% increase in nursing applications year-over-year
  - 151 net new full time nursing hires in Q1
- Eliminated all nursing contract labor expenses for the company
- 3.6 employer rating on Indeed, well above our peers

Total Rewards

- Aligned all operations incentive plans to one or more of Enhabit's Wildly Important Goals (WIGs): People, Service, Quality, Finance, & Growth
- With reorganization of Operations and Business Development structure, aligned incentives for VPs of Operations and Business Development to promote shared accountability
- Restructured sales incentive plans to promote improved payor mix and achieve growth goals

Talent Investment

- Enhanced business development / sales training
- Branch leader training recently implemented
- Introduced Employee Voice, an employee engagement program which seeks continual feedback from employees
  - Current focus is employee growth and development
  - eNPS score has remained in the top 25% of healthcare[1]

Talent Optimization

- Deployed new People Analytics capabilities that measure leader performance against WIGs
  - Identify / leverage high performers to establish best practices, develop mentors, and identify next generation leaders
  - For those in need of improvement, identify areas of growth opportunity and assign targeted resources to aid improvement

(1) Of healthcare companies that use the Workday Peakon Employee Voice survey tool.

Integrated Approach is Yielding Tangible Results

Case Study – Local Branch Performance

Payor Strategy
Adding payor contracts at better rates allows the business development team to reduce friction for referral sources resulting in:

- Additional admissions
- Stabilization of Medicare fee-for-service
- Improved margin on non-Medicare admissions

+

People Strategy
Aligning sales compensation plans and investing in clinician staff through data-driven market compensation analysis resulting in:

- Overall additional census
- Productivity improvements

Medicare Census	Non-Medicare Episodic Census	Total Census	Admissions
+12% YoY	+103% YoY	+37% YoY	+34% YoY

Cost per Visit	Nurse Cost per Visit	Revenue per Visit	Adjusted EBITDA
4% lower YoY	25% Lower in 12 Months	+11% YoY	+23% YoY

Note: Unless noted otherwise, comparisons are May 2024 YTD compared to same period prior year

Delivering Consistently Excellent Care to Our Patients

Standardized Protocols

Disciplined Use of Technology

Motivated Clinicians

Superior Performance

	Enhabit	National Average	Enhabit vs. Nat. Avg	
QoPC Star Rating[1]	3.5	3.0	✓	89% of our home health agencies are 3 Stars or higher; 34% are 4 Stars or higher[1]
HHCAHPS Star Rating[2]	3.7	3.5	✓	99% of our home health agencies are 3 Stars or higher; 66% are 4 Stars or higher[2]
30-Day Hospital Readmission Rate[3]	14.0%	17.6%	✓	% of patients readmitted to an acute care hospital within 30 days of start of care or resumption of care Lower readmissions represents value to payors in form of better outcomes and lower costs
Patient Visits in Last Days of Life[4]	73.4%	47.9%	✓	% of patients who received in person visits from RN or medical social worker on at least two out of the final three days of the patient's life

(1) Quality of Patient Care (QoPC) Star Ratings as of January 2024 for dates of service full year 2022; April 2022 through March 2023. QoPC Star Rating out of 5.
(2) Home Health Care Consumer Assessment of Healthcare Providers (HHCAHPS) Patient Survey Star Ratings as of January 2024 for dates of service July 1, 2022 - June 30, 2023. HHCAHPS Star Rating out of 5.
(3) Research Institute for Home Care 2022 Chartbook (data from Medicare Standard Analytics Files for CY 2022), Enhabit data is as of Q4 2023.
(4) Medicare fee-for-service claims data from January 2021 to December 2022 (source Medicare Provider Data catalog - January 2024).

■ Home Health ■ Hospice

Enhabit's Strategy Continues to Improve the Business

Enhabit's business has stabilized and is positioned for profitable growth

Leerink May 30, 2024

*"**EHAB continues to progress on payor innovation strategy**. EHAB reinforced the importance of their payor innovation team and the steps they have taken to better their contracts. They are sitting with 64 agreements now that are mostly regional; 2 are national agreements, one of which went into effect Jan 1 of this year. This contract comes with more layers, as it is an episodic agreement with aligned incentives between them and the payors to move people out of institutional settings, therefore making their payment bigger. **They still have 30 new agreements in the pipeline**…*

***Progress continues to be made around visits per episode** as they have initiatives in place to appropriately manage those that are at a high risk of readmission."*

UBS May 9, 2024

*"EHAB's national agreement took effect on Jan 1st, 2024, **and the progress the company has made on the MA side helps with receiving a more healthy mix of patients from referral sources**.*

*Although Medicare completed episodes declined sequentially, Medicare admissions was up 3.4% sequentially which shows the early signs of stabilizing payor mix in referrals. To note, EHAB's Medicare payor mix in home health in the quarter was 60.2% vs its public peer at 59.3%. **The company continues to work on renegotiating contracts outside of payor innovation**, including a large national plan and smaller regional plans which came through acquisitions."*

Oppenheimer May 9, 2024

*"Enhabit **continued to shift non-Medicare visits to payor-innovation contracts**, which reached 38% of non-Medicare visits vs. 22% in Q4:23 and 6% in Q1:23…*

*Enhabit's labor **trends were stable with the 2.3% cost-per- visit largely reflecting 3% merit increases**. Additionally, visits-per-episode was stable (14.6 vs. 14.7 in prior period) despite the rollout of Medalogix in Q3:23, **as management expects it to take time for leaders to adhere to the technology's recommendations**. EHAB also hired 151 net-new nurses in Q1:24, marking several consecutive quarters of 100-plus additions."*

Note: Permission to use quotes neither sought nor obtained. Emphasis added to research report excerpts

Management Team with Deep Experience and Expertise



Barb Jacobsmeyer

President & Chief Executive Officer since June 2021

- Previously served as Executive Vice President of Operations at Encompass Health
- Joined Encompass Health in 2007 and served in various executive roles including President of Encompass Health's Central Region
- Prior to joining Encompass Health, served as COO of Des Peres Hospital
- **35 years of healthcare experience**, in operations, management and service



Crissy Carlisle | *Chief Financial Officer since August 2021*

- Previously served as Chief Investor Relations Officer at Encompass Health since 2015 and worked at various financial reporting roles since joining Encompass in 2005
- Previously served as a Director within the Corporate Recovery Division at FTI Consulting and a Manager within PwC's audit practice
- **19 years of healthcare experience**



Julie Jolley | *EVP, Home Health since 2019*

- Served 24 years at Enhabit including as Regional President of Home Health (2016 – 2019)
- **30 years of home healthcare experience**, including branch leadership positions and as an RN in a variety of practice settings
- Operations and sales leadership experience at the local, regional, and national level



Jeanne Kalvaitis | *EVP, Hospice since 2022*

- Previously served as Divisional Vice President Clinical Service at Compassus 2 years, Vice President of Clinical Services Hospice at Encompass Health for 5 years and in numerous positions at Vitas Healthcare Corporation for 24 years
- **47 years of healthcare experience**, including over 20 years in hospice leadership roles



Bud Langham | *EVP, Clinical Excellence & Strategy since 2021*

- **25 years of healthcare experience**, 20 years in home-based care, last 15 years have primarily focused on clinical services, innovation, and strategy, as Chief Strategy and Innovation Officer and Chief Clinical Officer at Enhabit
- Frequent industry speaker, served on multiple Technical Expert Panels (TEPs) for Center for Medicare and Medicaid Services (CMS)
- Board member, Medalogix, LLC.



Tanya Marion | *Chief Human Resources Officer since 2022*

- Previously served as Chief Human Resources Officer – Operations at Mercy Health, which treated the full healthcare cycle, including home health and hospice, and had a workforce of ~42,000 employees
- **30 years of healthcare experience** and 27 years of human capital management experience, including 16 at Mercy Health



Dylan Black | *General Counsel and Secretary since 2023*

- Represented private and public companies for over 24 years at Bradley Arant Boult Cummings, a national law firm (Partner 2005 to 2023)
- Previously outside counsel to Enhabit since 2021



Refreshed, Highly Qualified Board with the Right Mix of Skillsets and Experience

Refreshed Board with Governance Best Practices in Place

Board Succession Plan

July 1, 2022 (11 Directors)	March 30, 2023 (13 Directors)	July 25, 2024 (9 Directors)
5 former Encompass directors	2 director additions	4 former Encompass directors not standing for re-election at the 2024 Annual Meeting
Barbara Jacobsmeyer (CEO)	Stuart McGuigan	
5 new independent directors appointed on the date of the separation	Barry Schochet	
	Cooperation Agreement with 2 Stockholders	

Shareholder Friendly Provisions

- ✓ Annually-elected Board
- ✓ Independent Chair
- ✓ Majority Vote Standard in Uncontested Elections
- ✓ Shareholders Can Call Special Meetings
- ✓ Shareholders Can Act by Written Consent
- ✓ Majority of Outstanding Vote Standard to Amend Bylaws

Robust Mix of Skills, Operational Experience and Perspectives Contributing to Our Diverse Board



	Jeffrey W. Bolton	Tina L. Brown-Stevenson	Charles M. Elson	Erin P. Hoeflinger	Barbara A. Jacobsmeyer	Susan A. La Monica	Stuart M. McGuigan	Gregory S. Rush	Barry P. Schochet
Industry / Operations	✓	✓		✓	✓		✓		✓
Public Company Board / Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓
Strategic Planning & Innovation	✓	✓		✓	✓	✓	✓	✓	✓
Payor Industry Experience	✓	✓		✓	✓				
Sales / Marketing / Digital Branding				✓	✓				
Finance / Accounting	✓		✓					✓	✓
M&A / Investment Banking								✓	✓
Compliance / Risk Management	✓	✓	✓	✓	✓	✓	✓	✓	✓
Human Capital Management					✓	✓	✓		
Technology / Cybersecurity	✓	✓					✓	✓	
Public Policy / Govt. / Regulatory	✓		✓		✓				✓

Note: Reflects Company's slate of director nominees for election at the 2024 Annual Meeting

Enhabit's Independent Directors are Fit for Purpose (1/2)



Strategic Initiative: Deep experience with health care networks enhances Enhabit's ability to improve Home Health operating performance

Leveraging over two decades of executive and board experience in the healthcare sector as chairman-elect

Jeffrey W. Bolton

Independent Director since 2022; Chairman-Elect of the Board; Chair of the Nominating & Corporate Governance Committee

20+ Years of Executive & Board Leadership in the Healthcare sector

→ Deep knowledge of acute care hospitals and integrated health networks
→ Former CAO, VP for Administration (the most senior non-physician executive) and CFO at Mayo Clinic

Strong Executive Leadership, Accounting, Finance, Operations, and Strategic Planning skills

→ Former CFO of Carnegie Mellon University
→ Former Planning and Financial Analyst at the University of Pittsburgh

Notable Board Memberships

→ Director, HMN Financial, Inc. (since 2022) (NASDAQ: HMNF)
→ Chairman, Resoundant, Inc. (since 2013)
→ Director, Vizient (2010-2021) (largest provider-driven healthcare performance improvement company, serving more than 65% of US acute care providers)



Strategic Initiatives: Senior executive and analytics expertise in the national healthcare payor industry is invaluable as Enhabit grows its payor network and leverages analytics to drive enhanced performance

Tina L. Brown-Stevenson

Independent Director since 2022; Chair of Care, Compliance & Cybersecurity Committee

Nearly Three Decades of Experience in the National Healthcare Payor Industry

→ Expertise in health system analytics and data
→ Former Senior VP of Health System Analytics and Decision Support at UnitedHealth Group (NYSE: UNH)
→ Held senior leadership positions at several other healthcare insurance companies

Robust Oversight on Opportunities to Improve the Quality of Care

→ Serves on the Board of Connecticut Children's Medical Center and Kyruus Health
→ Patient care experience as a Registered Nurse

Notable Board Memberships

→ Director, SullivanCotter Healthcare Consultants (since 2024)
→ Director, Kyruus Health SaaS (since 2021)
→ Director and Corporation Secretary, Connecticut Children's Medical Center (since 2015)



Board Oversight: Strong experience as a public company director, in many cases originally nominated as a dissident nominee

Leading authority on corporate governance issues and willing to take public stances defending shareholder rights

Charles M. Elson

Independent Director since 2022

Extensive Corporate Governance Experience and Knowledge

→ Executive Editor-at-Large of Directors & Boards magazine
→ Former Vice Chair of the American Bar Association's Committee on Corporate Governance

Deep Academic and Professional Experiences

→ Retired professor of Finance and the retired Edgar S. Woolard, Jr. Chair in Corporate Governance at the University of Delaware's Alfred Lerner College of Business and Economics
→ Founding Director of the John L. Weinberg Center for Corporate Governance at the University of Delaware
→ Former Of Counsel / Consultant to law firm, Holland & Knight

Notable Board Memberships

→ Director, Encompass Health (2004-2020) (NYSE: EHC)
→ Director, Blue Bell Creameries (since 2019)
→ Director, Bob Evans Farms, Inc. (2014-2018) (formerly NASDAQ: BOBE)
→ Director, Autozone, Inc. (2000-2008) (NYSE: AZO)
→ Director, Sunbeam Corporation (1992-2002) (formerly NYSE: SOC)



Strategic Initiative: Proven track record navigating industry cycles as senior executive, with payor industry experience essential as Enhabit implements its payor innovation strategy to grow its payor network

Erin P. Hoeflinger

Independent Director since 2022

20+ Years of Expertise in Healthcare Payor Industry

→ Former Senior VP of Specialty and Strategic Solutions at Aetna (formerly NYSE: AET)
→ Held several senior leadership positions at Anthem (now Elevance Health, NYSE: ELV)

Strong Strategic Planning, Management, and Marketing Skills

→ Led the strategy to unite CVS and Aetna assets post-merger
→ Extensive skill set in implementing and leading complex transformations and integrations

Notable Board Memberships

→ Director, Midmark Corporation (since 2010)
→ Director, First Financial Bancorp (2018-2020) (NASDAQ: FFBC)
→ Director, MainSource Financial Group (2015-2018) (formerly NASDAQ: MSFG)

Note: Reflects Company's slate of director nominees for election at the 2024 Annual Meeting

Enhabit's Independent Directors are Fit for Purpose (2/2)



Strategic Initiative: C-suite experience invaluable as Enhabit strives to **bolster its talent pool and improve retention**

Board Oversight: C-suite level experience with **deep knowledge of HCM and executive compensation**

Susan A. La Monica

Independent Director since 2022; Chair of the Compensation & HCM Committee

Extensive Human Capital Experience

→ CHRO at Citizens Financial Group (Citizens) (NYSE: CFG)
→ Held senior human resources leadership roles at Royal Bank of Scotland (RBS)
→ Held a number of senior human resources and operational roles at JP Morgan Chase (NYSE: JPM)

Expertise Related to Strategy and ESG

→ Responsible for leading a transformative human resource strategy to support the growth plans at Citizens
→ Member of Citizens' Executive Committee and ESG steering committee
→ Played a key role in the successful separation of Citizens from RBS in 2014

Notable Board Memberships

→ Director, ProSight Financial Association (since 2019)
→ Trustee, Saint Joseph's University (since 2021)



Strategic Initiative: Decades of C-suite information and technology experience necessary to **oversee buildout of IT infrastructure** and **leverage analytics to drive enhanced performance**

Stuart M. McGuigan

Independent Director since 2023

30+ Years of Information Technology and Management Experience

→ Interim Global CIO at Fresenius Medical Care (NYSE: FMS)
→ Former CIO of the U.S. Department of State
→ Former CIO at Johnson & Johnson (NYSE: JNJ) and CVS Caremark
→ Former SVP & CIO at Liberty Mutual
→ Former SVP of Information Services at Medco Health Solutions

Established Reputation for Rapidly Aligning Technology Innovation with Global Business Needs

→ Established technological strategic direction and provided oversight for $2.4 billion of technology programs across the U.S. Department of State

Notable Board Memberships

→ Director, Aster Insights (formerly M2GEN) (since 2021)
→ Director Posit PBC (formerly Rstudio) (2021-2024)



Board Oversight: Sitting CFO with deep and current experience **overseeing public company financial controls and managing financial organizations and interfacing with auditors**

Gregory S. Rush

Independent Director since 2022, Chair of the Audit & Finance Committee

30+ Years of Financial Experience

→ Experience in developing innovative financial management strategies, strong capital structures, high levels of operational support and sound corporate governance
→ Extensive knowledge in financial operations, capital market transactions, financial reporting, and acquisitions

Expertise within the Clinical Research Organization (CRO), Biopharmaceutical, Technology and Professional Services Industries

→ EVP & CFO at Parexel International Corporation, a global CRO (formerly NASDAQ: PRXL)
→ Former EVP & CFO at Syneos Health, a publicly traded biopharmaceutical services organization (formerly NASDAQ: SYNH)

Notable Board Memberships

→ Chair, Association of Clinical Research Organizations (ACRO) (2000-2022)



Strategic Initiative: Decades in the healthcare industry provides unique perspective that is valuable across **numerous strategic initiatives**

Barry P. Schochet

Independent Director since 2023

40+ Years of Strategic Business and Healthcare Compliance Expertise

→ Healthcare Operating Partner at CIC Partners
→ Former President & CEO at BPS Health Ventures
→ Former Vice Chairman at Tenet Healthcare

Extensive Financial and Leadership Experience

→ Served as a director for several healthcare companies, including Omnicare and Universal Hospital Services (now Agiliti Health, Inc.), both publicly traded companies at the time
→ Director at BroadJump LLC, a privately held healthcare supply chain analytics company

Notable Board Memberships

→ Director, BroadJump, LLC (since 2014)
→ Director Omnicare Inc. (2011-2015) (formerly NYSE: OCR)
→ Director, Universal Hospital Services (now Agiliti Health, Inc.) (2008-2019)
→ Director (1985-2005), Chairman (1994-1995, 2000-2001), Federation of American Hospitals

Note: Reflects Company's slate of director nominees for election at the 2024 Annual Meeting

Enhabit's Nominees are Superior to AREX's Slate

	Enhabit Nominees	AREX Nominees
Key experience to drive the business and our strategic initiatives		
Reimbursement / Payor Experience	Two members have complementary experience **directly at payors**	**Payor experience is stale, short-term and less relevant** than Enhabit nominees' director experience at payors
Admissions / Hospital Networks	Director with experience with **multiple hospital networks**	⊗
Key experience necessary for effective public company board oversight		
Public Company Board Experience	**50+ years** of combined public company board experience	**4 years** of combined public company board experience including a microcap company and a company that went into bankruptcy
Finance / Audit Experience	**A Certified Public Accountant with more than 30 years of experience** gleaned from serving as Chief Financial Officer at two public companies prior to their respective sales to private equity	**Lack of candidates** with the requisite accounting and internal control experience **to form a well functioning Audit Committee**
Key experience to drive the business and our strategic initiatives <u>and</u> necessary for effective public company board oversight		
Human Capital Management / Labor Strategy / Executive Compensation Planning	**Senior level CHRO** with directly relevant experience and expertise with executive compensation plan design	Only one nominee with interim and non-C-suite experience – will be unable to form a **well-functioning Human Capital Committee**
IT / Cybersecurity / Data Analytics	Former CIO with **30+ years of IT and management experience** to ensure optimal ability to leverage analytics	⊗


enhabit

AREX’s Campaign and Slate of Less Experienced Director Candidates Threatens to Disrupt Our Stabilized Business

AREX's Effort to Replace a Majority of Directors Threatens to Jeopardize Recent Progress

- For over a year, up to our announcement of the termination of the strategic review, AREX was **singularly focused on a sale of the Company** and insisted that a sale was the only acceptable outcome
- After initiating this contest and going public with its nomination, AREX **pivoted** to developing the opaque proposal for the formation of a "Transformation Committee," to be populated by AREX's nominees. This committee will presumably operate as a shadow management team and implement their superficial strategic plan – **this is not the recipe for success**
- AREX's seven-candidate slate has **largely outdated experience, negligible leadership experience in home health and hospice (including less experience than our current management described on slide 32), and numerous other flaws, including only a combined four years of public company board experience**
  - While AREX claims its nominees have significant healthcare experience including in home health and hospice, upon closer look, the **vast majority of this experience is of limited applicability, unproven due to short track records, and/or outdated with limited relevance to our business and leadership** given the recent evolution of the industry
  - AREX's nominees also **lack requisite accounting and internal control experience** to effectively oversee the improvement of these areas or communicate with our internal and external auditors
  - AREX's nominees **lack the experience** necessary to **effectively oversee the development of incentivization and retention compensation programs** in a company with a dispersed workforce
- AREX's campaign risks **derailing the Company's current growth path with an untested nominee slate that lacks key skillsets**

We Have Engaged Extensively with AREX Over the Past Year and in Recent Weeks

May 5, 2023
AREX sent a private letter to the Board **demanding a strategic review** to sell the Company and the immediate appointment of two director candidates and resignation of 5 Board members

May 10, 2023
CEO Barbara Jacobsmeyer and CFO Crissy Carlisle **spoke with Andrew Rechtschaffen of AREX**

May 21, 2023
Ms. Jacobsmeyer, on behalf of the Board, responded to Mr. Rechtschaffen noting **the Board's openness to considering the initial AREX nominees**

May 30, 2023
Ms. Jacobsmeyer, Mr. Dylan Black (General Counsel), Mr. Rechtschaffen, and Mr. James Corcoran, also of AREX, **discussed various items related to the initial AREX letter**

June 13, 2023
AREX issued a public letter urging the Board to commit to a strategic review before year-end 2023

August 14, 2023
AREX issued a public letter "applauding the Board's decision to initiate a strategic alternatives process"

August 23, 2023 – May 8, 2024
Strategic Review Process

March 22, 2024
AREX nominated 7 directors as placeholder candidates in case the strategic review doesn't result in a sale of the Company

May 8, 2024
The Company announced the **conclusion of the strategic review** in conjunction with the announcement of its first quarter earnings results

May 9, 2024
AREX issued a press release "expressing disappointment" on the outcome of the strategic review and **confirmed the nomination of a control slate of 7 directors.** Later that day, **Ms. Jacobsmeyer and Ms. Carlisle spoke with AREX representatives** regarding the Company's first quarter earnings results

May 14, 2024
The Company's outside counsel and AREX's counsel **discussed the potential for a negotiated settlement**

May 23, 2024
The Company issued a detailed press release providing **further information about the Company's strategic review process**

May 29, 2024
AREX issued a press release which, among other things, **downplayed its persistent year-long insistence on a sale of the Company**

June 12, 2024
AREX relayed an aggressive settlement offer proposing a board composed of 4 incumbent directors, 4 AREX nominees, and 1 mutually agreed director

June 25, 2024
Two Enhabit directors met with AREX principals **at Enhabit's request**

June 27, 2024
AREX published a presentation **accusing the Board of refusing to engage**

- **For over a year, AREX consistently demanded a sale of the Company as the only viable path without offering any views on the operations of the business**
- **During that time, Enhabit's Board and management have engaged with AREX every time it was requested**
- **Members of the Board or management team were not presented with any tangible and realistic ideas during the course of this engagement**

Until Only a Few Weeks Ago, AREX Has Singularly Prioritized Its Demand for a Sale

*"We are **highly confident that a full and fair strategic alternatives review will make it very clear** to the Board that, as compared to the risks and potential rewards inherent in the status quo, **a sale is the obvious way to maximize value for all shareholders**."*

– June 13, 2023

*"…it seems **manifestly clear that the appropriate path forward for the Company is a sale**."*

– August 14, 2023

*"**Enhabit must not remain a standalone public company…. Enhabit's strategic alternatives review process should ultimately result in a sale….** We strongly emphasize to the Board that there should be **absolutely no question that the highest bid received in a full and fair auction is Enhabit's fair value. A sale of the Company is the only acceptable outcome for this process.**"*

– October 5, 2023

*"We are **disappointed that Enhabit's strategic review process has concluded without a sale of the Company**."*

– May 9, 2024

For over a year, AREX insisted that a strategic review was the only acceptable path forward for the Enhabit, and that a sale was the only acceptable outcome of a strategic review

Sources: AREX Letters of June 13, 2023, August 14, 2023, October 5, 2023 and May 9, 2024

AREX Repeatedly Distorts the Facts (1/5)

enhabit Home Health & Hospice

Myth: AREX's Narrative	The Facts
The Board received and declined viable proposals to acquire the Company since the separation (first stated in May 2023) ***The Board conducted a flawed strategic review process***	**At the time of AREX's assertion in 2023, the Company had not received any such proposals, or even received related inquiries that could have led to such proposals** Enhabit subsequently conducted a comprehensive strategic review with the guidance of a prominent financial advisor, as was demanded by AREX and certain other stockholders
Encompass rejected a $3.6 billion offer for Enhabit made by the founder/then-CEO and her private equity partners, The Vistria Group and Nautic Partners, in January 2021	In January 2021, the founder/then-CEO and her private equity partners submitted a non-binding proposal to Encompass relating to the Enhabit business. At the time, **Encompass was only one month into its strategic review of Enhabit**. The proposal was for a majority stake in Enhabit, with Encompass retaining a minority interest. It expired by its terms in 30 days and specifically stated it "does not constitute an offer" and "is intended to serve only as a basis for discussion." Encompass responded that discussions about a potential proposal for Enhabit would only be **considered as part of the broader strategic review process**. When Encompass later invited Vistria and Nautic to participate in the strategic review, **both firms declined to do so.**

AREX Repeatedly Distorts the Facts (2/5)

Myth: AREX's Narrative	The Facts
Enhabit's hospice business continues to lag	To increase hospice admissions and census, we first **implemented a new staffing model in Q3 2023**, which **enhanced our staffing capacity and improved our recruitment and retention capabilities** We then turned our focus to business development. This includes building sales headcount (currently have year-over-year increase) and enhancing our ability to further diversify referral sources. We are also using data from loss loyalty reports to strengthen referral source relationships We also **reallocated certain hospice resources to form centralized admissions departments** and are building efficiencies in the referral to admission process
Enhabit's overhead is not optimized	Before the separation, Encompass identified standalone costs that would be required to support Enhabit's business as a standalone entity, in part related to building out a fully functional accounting, finance and IT organization **Enhabit outperformed the estimated standalone cost plan for 2023 by 15%, a point which AREX has acknowledged**

AREX Repeatedly Distorts the Facts (3/5)

Myth: AREX's Narrative	The Facts
Enhabit is hemorrhaging Fee-For-Service home health market share	AREX's **critique focuses on Enhabit's performance going back to the first quarter of 2021**, at least six quarters before Enhabit separated from Encompass and before 7 of our 8 nominees were involved with the business While traditional Medicare is more profitable for home health providers, it became clear that the industry was trending to Medicare Advantage plans at an unexpected pace – and we didn't have profitable contracts in place at the time of the separation to meet patient needs. To maintain these relationships with referral sources and Medicare market share, **Enhabit had to take Medicare Advantage patients under previously negotiated payor contracts and at unfavorable rates** Beginning around the time of the separation, Enhabit implemented its payor innovation strategy which centered around negotiating Medicare Advantage contracts with existing and new payors at better rates. Our actions include, but are not limited to: 1. Evaluating each sales team member for their "book of business" to ensure that business maintains an effective payor mix; 2. Training and retraining business development reps to ensure they are appropriately messaging Medicare vs. Medicare Advantage; 3. Piloting changes in sales compensation plans with the primary focus on driving our traditional Medicare business with Medicare Advantage growth; and 4. Developing new payor relationships with an appropriate patient mix We have negotiated 64 new contracts since the time of the separation and have a strong pipeline of additional opportunities. This success has driven an **improving Medicare Advantage rate and steady increases in non-Medicare revenue per visit**

AREX Repeatedly Distorts the Facts (4/5)

Myth: AREX's Narrative	The Facts
The Company's "original sin" was the replacement of a "deeply experienced senior management team" with executives who lack prior hands-on involvement in the Home Health or Hospice industries	**The Encompass Board of Directors did not "replace" the prior senior management team**. Rather, April Anthony, former CEO of Encompass' Home Health and Hospice business, resigned from her position in Q1 2021, effective June 2021. As confirmed by the recent findings of a Texas court, both while she was the CEO and continuing after her resignation from that position, she violated her non-compete and non-solicit obligations to Encompass by poaching certain members of the senior management team to stand up a competing company which became VitalCaring. Enhabit and Encompass are both plaintiffs in additional ongoing litigation in Delaware against others involved in this conduct Before Enhabit started its journey as a standalone company, the team quickly rebuilt its leadership, and since the separation from Encompass, **the Company has made marked progress positioning Enhabit for growth** CEO Barbara Jacobsmeyer brings deep industry and operational expertise gained from her more than 35 years in healthcare operations, management and service Enhabit's current executive management team includes operating leaders with long tenures in the home health or hospice industry, as well as leaders with senior executive experience in financial management, human resource leadership in the hospital and health care industry and legal experience assisting publicly traded companies
AREX's slate consists of a diverse group of directors with extensive Home Health and Hospice industry experience that can contribute to Enhabit's operations	AREX's slate is designed so that AREX can portray its candidates as having "home health and hospice" experience. **Some of their experience is exaggerated, and other parts are not relevant** to the actual drivers of our specific business In addition, having a majority of directors on a board whose home health and hospice experience is the main reason for their being on the board is not the right approach to board design. A public company board, including Enhabit's Board, should have directors with a range of complementary skills

AREX Repeatedly Distorts the Facts (5/5)

Myth: AREX's Narrative	The Facts
Enhabit's transitional directors (who previously served on the Encompass board) were granted "Founders Awards" of stock that other Enhabit directors did not receive, reflecting a poor corporate governance practice	The Compensation Committee engaged an independent executive compensation consultant as part of its compensation program design. **The equity awards granted to the transitional directors compensated these directors for their time and effort prior to the separation on a variety of issues to help stand up Enhabit as a public company, including the search for qualified public company directors. Such grants align with market practice for spun-off companies**

AREX's "Comprehensive Plan" is Superficial

AREX's "Comprehensive Five-Point Plan"		Enhabit's View
1	*Create a **dedicated Transformation Committee** to help management correct Enhabit's operational underperformance in an urgent and comprehensive manner.*	• AREX's plan is ***not transformational*** • Their proposed nominees lack experience and their plan suggests ***they do not understand our issues with sufficient depth*** • The Transformation Committee will presumably operate as a shadow management team, and is composed of individuals generally lacking senior operator experience
2	***Recapture lost Medicare fee-for-service market share in Home Health** by revamping sales and operations directives, incentives, and training and assessing the sales organization to ensure alignment around the management of Enhabit's payor mix shift*	• AREX's plan speaks in very general terms and proposes 3 months of evaluation • **Enhabit already implemented specific initiatives in the broad categories referenced by AREX** • These actions have already resulted in growing consolidated home health admissions
3	***Restore census in Hospice** by reorganizing the sales reporting structure and revamping sales training.*	• AREX's plan speaks in very general terms and proposes 3 months of evaluation • **Enhabit already implemented specific actions** • These actions have already resulted in sequential increases in Hospice census each month from January through May
4	***Reduce corporate overhead** by streamlining operations and eliminating duplicative functions.*	• Enhabit continually evaluates its cost structure and identifies opportunities for further optimization • **AREX's assessment of corporate overhead is based on misguided and blunt comparisons** • Enhabit outperformed the estimated standalone overhead cost plan for 2023 by 15% - AREX has acknowledged this
5	***Improve management communications and stockholder engagement** by hiring an experienced head of investor relations and transparently reporting Transformation Committee progress.*	• Enhabit is continually looking to strengthen investor communications and approach • It is **unnecessary to change the Board to pursue this goal**

Source: AREX Investor Presentation, June 28, 2024

Experience of AREX's Individual Nominees is Inferior to Experience of Enhabit's Nominees

No listed public company board experience (Megan Ambers, Maxine Hochhauser, Mark W. Ohlendorf, Anna-Gene O'Neal, Dr. Gregory S. Sheff, Juan Vallarino)

Only public board experience ended in bankruptcy (James T. Corcoran)



Megan Ambers
(Age: 42)

- No HH&H operating experience – experience limited to interim and non-C-suite human resource roles
- Claimed experience with payor models and payor mix in HR roles is overstated
- Level of experience is commensurate to a non-executive reporting to Enhabit's current CHRO
- Enhabit candidate Susan La Monica is an established CHRO with over 25 years of experience in senior executive leadership positions in human capital management



Maxine Hochhauser
(Age: 63)

- Work experience at LHC Group was focused on community care, a vastly different business; community care is not reimbursed by Medicare, does not employ skilled nurses
- Most recent relevant HH&H experience, at Addus, was over 7 years ago for a period of ~2 years; tenure predates the payor-mix shift and current labor dynamics that have been central focuses of Enhabit's business
- As CEO of HealthPRO Heritage, leads a company that competes with Enhabit in the assisted living setting and certain markets



Mark W. Ohlendorf
(Age: 64)

- Extent of his work experience for last 8 years is unclear
- Negligible Home Health experience that occurred prior to the mix shift
- Experience in Hospice was more than 25 years ago
- Last management experience, over ~8 years ago, was in Brookdale's senior living business, a vastly different business than HH&H
- Experience in audit oversight and auditor relationships was 8+ years ago
- During tenure as president at Brookdale, oversaw significantly poor company performance



Anna-Gene O'Neal
(Age: 57)

- Lacks evident sustained experience and expertise in HH&H management or oversight at companies with scale comparable to Enhabit
- Prior HH&H experience is at a smaller-scale organization and more recent experience over past ~5 years is across 4 companies with short tenures



Dr. Gregory S. Sheff
(Age: 55)

- No HH&H operating experience beyond interim president of home solutions role at Humana for ~8 months; experience limited to chief medical officer roles
- Only apparent experience at a payor, ~2 years total at Humana, lacks depth of knowledge to provide significant insight
- Currently providing services to Vistria Group, which has funded an Enhabit competitor and is a defendant in ongoing litigation brought by Enhabit
- To be paid $100,000 fee by AREX if not elected to the Board



Juan Vallarino
(Age: 64)

- Only public company board experience is a micro-cap holding company traded over the counter
- Most recent experience in high acuity home care is not necessarily transferrable to Enhabit's business model



James T. Corcoran
(Age: 41)

- No HH&H industry experience
- With respect to Enhabit, was solely focused on sale of the company prior to May 2024
- Only public company experience is a company that went into bankruptcy during his tenure
- Failed turnaround at prior activist engagements

AREX's Nominees are Not in the Best Interests of All Stockholders and Would Severely Jeopardize Our Path Forward

Experience That Would be Lost by Replacing Enhabit's Directors with AREX's Nominees

1. Executive leadership experience executing strategies and managing teams through headwinds
2. Deep experience with key payors most relevant to Enhabit
3. C-suite level public company Human Resources perspective
4. Knowledge of building out IT infrastructure and leveraging health systems analytics and data
5. Public company accounting, internal control or compensation expertise needed to form properly functioning Audit and Human Capital Committees
6. Technology and cybersecurity expertise
7. Public company board experience

AREX is attempting to replace the majority of the Board with a slate of less qualified director nominees – which poses substantial risk of disrupting our stabilized business

AREX Has a History of Company Sales at Discounted Prices…


ZAGG
$9
$8
$7
$6
$5
$4
$3
$2
Stock Price Performance
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
1 AREX campaign launch
2 Co. suspends strategic review
3 Cooperation agreement for 2 board seats[2]
4 Company acquired for $4.45 per share
~(66)pp[1]
Stock price performance vs. Russell 2000 from cooperation agreement through completion of sale


FIESTA
RESTAURANT GROUP, INC.
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
Jan-20
Jun-20
Nov-20
Apr-21
Sep-21
Feb-22
Jul-22
Dec-22
May-23
Oct-23
1 AREX campaign launch
2 Cooperation agreement for 1 board seat (AREX founder Mr. Rechtschaffen)
3 Company acquired for $8.50 per share
~(15)pp[3]
Stock price performance vs. Russell 2000 during Mr. Rechtschaffen's director tenure

Source: FactSet, public filings. Note: excludes ongoing campaigns (i.e. The ODP Corporation, launched in December 2023).
(1) Relative stock price performance from cooperation agreement with AREX (15-Apr-2020) through the completion of ZAGG's sale to Evercel (22-Feb-2021).
(2) Zagg entered into separate cooperation agreements with AREX and Roumell Asset Management, which also ran a separate, concurrent campaign.
(3) Relative stock price performance from Andrew Rechtschaffen's appointment to the Board (06-Feb-2020) through the completion of Fiesta's sale to Authentic Restaurant Brands (27-Oct-2023).

…and the Only Public Company Where James Corcoran was a Director Ultimately Filed for Bankruptcy



Tuesday Morning
Stock Price Performance
$4
$3
$2
$1
$0
Oct-17
Nov-17
Dec-17
Feb-18
Mar-18
May-18
Jun-18
Aug-18
Sep-18
Nov-18
Dec-18
Feb-19
Mar-19
May-19
Jun-19
Aug-19
Sep-19
Nov-19
Dec-19
Feb-20
Mar-20
May-20
1
2
3
Discount Retailer Tuesday Morning Files for Bankruptcy to Reorganize Business
- WSJ, Feb. 13 2023
~(86)pp¹
Stock price performance vs. Russell 2000 during Mr. Corcoran's director tenure through the bankruptcy announcement
1 Cooperation agreement with Purple Mountain Holdings and Jeereddi Partners for 1 board seat (James Corcoran)²
2 Mr. Corcoran is elected at Tuesday Morning's 2017 Annual Meeting
3 Tuesday Morning files for bankruptcy to address its "exceedingly burdensome debt"

Source: FactSet, public filings
(1) Relative stock price performance from James Corcoran's appointment to the Board (15-Nov-2017) to the day prior to the company's bankruptcy filing announcement (26-May-2020).
(2) Mr. Corcoran was the founder and CEO at Purple Mountain Holdings.



Key Takeaways

Why Our Slate is the Right Path Forward

Despite our challenges over our first 18 months, the business is now stabilized and positioned for growth

The Company has the right plan, people and path to leverage the stabilized business to drive shareholder value

Our Board is well-designed and fit for purpose; AREX's slate is poorly designed with flawed candidates

The Board has taken action in response to business challenges, including running a comprehensive strategic review process

The only thing that matters now is <u>choosing the Board that can drive the most shareholder value going forward</u>

Vote "FOR ALL" of Enhabit's Director Nominees on the YELLOW Proxy Card Today

enhabit

Home Health & Hospice



Appendix

Only Amedisys and VitalCaring (Private) Have a Similar Business and Payor Mix

Revenue Breakdown (Q1 2024)


enhabit Home Health & Hospice
Hospice
19 %
81 %
Home Health
amedisys
High Acuity Care
Hospice
1 %
35 %
64 %
Home Health
ADDUS
Home Health
Hospice
6 %
20 %
74 %
Personal Care
aveanna healthcare
Medical Solutions
Home Health
8 %
11 %
81 %
Private Duty
CHEMED
Roto-Rooter
40 %
60 %
Hospice
ENSIGN GROUP
All Other
3 %
97 %
Skilled Services
vitalcaring[1]
Care & Other
Pediatric
Hospice
13 %
8 %
13 %
66 %
Home Health

Home Health Payor Mix (Medicare & Non-Medicare)


enhabit Home Health & Hospice
40 %
60 %
amedisys
41 %
59 %
ADDUS
31 %
69 %

Company	Payor Mix	Revenue
Enhabit	60 % Medicare / 40 % Non-Medicare	Q1 '24 Rev: $213mm
Amedisys	59 % Medicare / 41 % Non-Medicare	Q1 '24 Rev: $364mm
Addus	69 % Medicare / 31 % Non-Medicare	Q1 '24 Rev: $17mm
Aveanna	N/A	Q1 '24 Rev: $55mm
Chemed	N/A	Q1 '24 Rev: N/A
Ensign Group	N/A	Q1 '24 Rev: N/A
VitalCaring	N/A	FY '23 Rev[1]: $91mm

Source: Company filings
(1) Represents Q1-Q3 2023 financials. Based on publicly available information released in legal proceedings in 2023.

Glossary

Term	Definition
Admissions	Metric commonly used within home health to track the number of people admitted in a given period
Average Daily Census (ADC)	Average number of people under care within a facility; census is a common metric used within hospice that incorporates both admissions and length of stay, which are both drivers of hospice revenue
Center for Medicare & Medicare Services (CMS)	Federal agency within the U.S. Department of Health and Human Services that administers major healthcare programs including Medicare, Medicaid, and the Children's Health Insurance Program
Clinical Collaboration	Process in which healthcare professionals work together to provide comprehensive care to patients
Community Care	Non-skilled care by a caregiver; such services range from assistance with grooming, medication reminders, meal preparation, assistance with feeding, light housekeeping, respite care, transportation, and errand services
Convenor	An entity that coordinates and organizes healthcare services, acting as an intermediary between payors and providers to streamline the process of care
Episode of Care	All the services provided to a patient to treat a clinical condition or procedure – comprised of multiple visits
Home Health	Provides skilled medical care by a medical professional, such as a registered nurse, or physical therapist in the home instead of hospital or doctor's office
Hospice	Provides pain and symptom management for terminally ill patients and support for the family
Inpatient Rehabilitation Facility (IRF)	Free standing rehabilitation hospital and rehabilitation units in acute care hospitals
Medicaid	Joint federal and state program that provides healthcare coverage to low-income individuals and families
Medicare	Federal health insurance program in the United States, primarily for individuals aged 65 and older
Medicare Advantage	An alternative way for Medicare beneficiaries to receive their hospital and medical insurance benefits (also known as Part C)
Medicare Fee-For-Service	Traditional model under the Medicare program in which healthcare providers are paid for home health and hospice services for an episode of care (also known as Part A)
Outpatient Rehabilitation	Therapeutic services provided to patients who do not require an overnight stay in a hospital or medical facility
Payor	An entity responsible for financing or reimbursing the cost of health services
Payor Mix	Represents percentage of revenue from each individual payor
Provider	Health professional or a health facility organization licensed to provide health care diagnosis and treatment services
Referral Process	A systematic approach by which a primary care physician or other healthcare provider directs a patient to a specialist or another service for further examination, treatment, or consultation
Rehabilitation Facility	A healthcare institution dedicated to helping patients recover from physical, mental, or substance abuse conditions
Senior Living Facility	A residential community designed to accommodate the needs of older adults, aiming to offer a supportive environment that enhances the quality of life for seniors

Overview of Strategic Review

Step	Details
1 AREX Demands a Review of Strategic Alternatives	• In May 2023, AREX sent a private letter to the Board urging a review of strategic alternatives • In June 2023, AREX sent a second letter to Enhabit's Board, demanding a strategic review process by the end of the year
2 Company Initiates a Strategic Review	• The Board concluded, that despite certain clear headwinds in the market, initiating a strategic review would serve the dual purposes of thoroughly exploring options to maximize stockholder value and satisfying investors that the Board was taking all reasonable measures to maximize stockholder value • External headwinds faced included inflation, higher interest rates, industry-wide staffing shortages and reimbursement rate changes • Starting in September 2023, Goldman Sachs made outbound calls to 38 parties, including 10 parties who contacted the Company in August in response to the Company's announcement regarding the strategic review process

3 Initial Indications of Interest and Diligence	• In November 2023, four parties, consisting of two financial sponsors and two strategic acquirors, provided Goldman Sachs with initial indications of interest:
	  • The financial sponsors provided indicative valuation ranges of $11 to $12 per share
	  • One strategic acquiror provided a valuation of $10 per share. The other strategic acquiror proposed all-stock consideration without providing a valuation

4 Focused Engagement with Two Parties	• In January, the remaining strategic acquiror submitted a letter confirming its interest but did not include any information around a valuation or a clear path to signing a definitive agreement
	  • One financial sponsor provided an updated indication of interest, which the Board viewed as not actionable due to concerns around the party's ability to finance a transaction
	• The Company and its advisors made multiple attempts to re-engage the strategic acquiror through April, but did not receive a formal offer
	  • The strategic acquiror faced company and industry-specific challenges that Enhabit believes hampered the strategic acquiror's ability to pursue a transaction

On May 8, 2024, having received no formal proposals, the Company announced that the Board had unanimously determined to terminate the strategic review

Thoughtfully Structured Compensation Program Aligned with the Interests of All Stockholders

Executive Compensation Program Highlights	
Base Salaries	• No increases for executive officers in 2023 or 2024
Annual Incentive – Senior Management Bonus Plan	• Recognizing the importance of improved financial performance in 2024: — Revised weighting from 70% Adjusted EBITDA / 30% Quality Scorecard to 80% / 20%, respectively — Added a maximum payout qualifier to the Quality Scorecard metric: target Adjusted EBITDA must be achieved in order to get a 200% payout, otherwise maximum is lowered to 150%
Long-Term Performance Awards	• After consultation with various stockholders and input from our compensation consultant, selected Adjusted Free Cash Flow per Share (80% weighting) and Relative Total Shareholder Return (20% weighting) as performance metrics for our performance-based restricted stock unit awards
Executive Severance Plans	• In February 2023, adopted certain amendments to the Executive Severance Plan and Change in Control Benefits Plan, including reducing cash severance and health and welfare benefits to better align with peers

Executive Compensation Highlights

- ✓ Emphasis on performance-based variable compensation
- ✓ Majority of long-term incentive awards are performance-based
- ✓ Short-term incentive plan includes both financial and quality of care metrics
- ✓ Robust stock ownership requirements for officers and directors
- ✓ “Double-trigger” vesting for equity awards in the event of a change in control
- ✓ Capped incentive payouts in performance plans
- ✓ Compensation Committee comprised solely of independent directors
- ✓ Independent compensation consultant
- ✓ Supplemental claw back in the event of fraudulent misconduct

Reconciliation of Net Income to Adjusted EBITDA – Consolidated

($ in millions)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net income	**$0.9**	**$3.2**
Income tax expense	0.9	1.5
Interest expense and amortization of debt discounts and fees	11.1	9.5
Depreciation and amortization	7.8	7.8
Gain on disposal or impairment of assets	(0.2)	—
Stock-based compensation	1.8	1.5
Net income attributable to noncontrolling interests	(0.7)	(0.5)
Unusual or nonrecurring items that are not typical of ongoing operations(1)	3.7	2.3
Adjusted EBITDA	**$25.3**	**$25.3**

(1) Unusual or nonrecurring items in Q1 2024 include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism; in Q1 2023, they include nonroutine litigation, shareholder activism and standalone transition costs.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA

($ in millions)	Three Months Ended March 31,	
	2024	2023
Net cash provided by operating activities	**$17.3**	**$29.6**
Current portion of income tax expense	1.4	1.2
Interest expense, excluding amortization of debt discounts and fees	10.7	9.5
Change in assets and liabilities, excluding derivative instrument	(7.2)	(16.5)
Net income attributable to noncontrolling interests	(0.7)	(0.5)
Unusual or nonrecurring items that are not typical of ongoing operations[1]	3.7	2.3
Other	0.1	(0.3)
Adjusted EBITDA	**$25.3**	**$25.3**

[1] Unusual or nonrecurring items in Q1 2024 include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism; in Q1 2023, they include nonroutine litigation, shareholder activism and standalone transition costs.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

($ in millions)	Three Months Ended March 31,	
	2024	2023
Net cash provided by operating activities	**$17.3**	**$29.6**
Unusual or nonrecurring items that are not typical of ongoing operations[1]	3.7	2.3
Capital expenditures for maintenance	(1.8)	(0.6)
Other working capital adjustments	(0.6)	(0.5)
Distributions paid to noncontrolling interests of consolidated affiliates	—	(2.5)
Adjusted free cash flow	**$18.6**	**$28.3**

(1) Unusual or nonrecurring items in Q1 2024 include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism; in Q1 2023, they include nonroutine litigation, shareholder activism and standalone transition costs.

Reconciliation of Gross Margin to Adjusted EBITDA Margin

	Three Months Ended March 31,	
	2024	2023
Gross margin as a percentage of revenue	**48.9 %**	**50.0 %**
General and administrative expenses	(41.0)%	(41.7)%
Unusual or nonrecurring items that are not typical of ongoing operations[1]	1.4 %	0.9 %
Stock-based compensation	0.7 %	0.5 %
Noncontrolling interests	(0.3)%	(0.2)%
Gain on disposal or impairment of assets	(0.1)%	— %
Adjusted EBITDA margin	**9.6 %**	**9.5 %**

[1] Unusual or nonrecurring items in Q1 2024 include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism; in Q1 2023, they include nonroutine litigation, shareholder activism and standalone transition costs.